UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of the shareholders of General Cannabis Corp (the “Company”) held on June 6, 2019, the Company’s shareholders voted on three proposals and cast their votes as described below.  The proposals are set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2019.

Proposal 1.   The Company’s shareholders elected four (4) nominees to the board of directors, each to hold office for a one-year term and until the 2020 annual meeting or his successor is duly elected and qualified, based on the following votes:

Name	For	Withheld	Broker Non-Votes
Peter Boockvar	7,060,179	486,083	24,953,074
Michael Feinsod	7,048,557	497,705	24,953,074
Mark Green	7,057,293	488,969	24,953,074
Duncan Levin	7,027,421	518,841	24,953,074

Proposal 2.   The Company’s shareholders approved, on an advisory basis, the Company’s named executive officer compensation, based on the following votes:

For	Against	Abstain	Broker Non-Votes
6,646,904	719,294	180,064	24,953,074

Proposal 3.  The Company’s shareholders ratified the appointment of Marcum, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019, based on the following votes:

For	Against	Abstain	Broker Non-Votes
30,781,650	1,167,205	550,481	--

Item 7.01.	Regulation FD Disclosure.

On June 7, 2019, the Company issued a press release announcing it has entered into a non-binding term sheet to acquire substantially all of the assets of The Organic Seed, LLC, doing business as Cannaseur (“Cannaseur”). Cannaseur is a vertically integrated cannabis license holder located in Pueblo West, Colorado. A copy of the press release is filed and attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and the related Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press release dated June 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 12, 2019

GENERAL CANNABIS CORP

By:	/s/ Michael Feinsod
Name:	Michael Feinsod
Title:	Chief Executive Officer